Exhibit 10.33

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement is dated November 9, 2011, by and among ATI Funding Corporation, a Delaware corporation (“ATI Funding”), TDY Holdings, LLC, a Delaware limited liability company (“TDYH”) (ATI Funding and TDYH are each, a “Borrower” and collectively, the “Borrowers”), the Guarantors (as defined in the Credit Agreement (as hereinafter defined)) party hereto, the Lenders (as hereinafter defined) party hereto and PNC Bank, National Association (“PNC Bank”) as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) (the “Fourth Amendment”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, PNC Bank and various other financial institutions party thereto (PNC Bank and such other financial institutions are each, a “Lender” and collectively, the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement, dated July 31, 2007, as amended by that certain First Amendment to Credit Agreement, dated May 29, 2009, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent, as further amended by that certain Second Amendment to Credit Agreement, dated December 22, 2010, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent, and as further amended by that certain Third Amendment to Credit Agreement, dated March 11, 2011, among the Borrowers, the Guarantors, the Lenders and the Administrative Agent (as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers and the Guarantors desire to undertake certain corporate actions in connection with an internal reorganization including, among other things, (a) the Reorganization Conversions (as defined below) and (b) the merger of Allegheny Ludlum Corporation, a Pennsylvania corporation, with and into a Pennsylvania limited liability company to be formed that the Borrowers and the Guarantors expect to be named Allegheny Ludlum, LLC, pursuant to Section 7.2.3(i) of the Credit Agreement; and

WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Credit Agreement and the Lenders and the Administrative Agent shall permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. All capitalized terms used herein that are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.

2. Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in appropriate alphabetical order:

Reorganization Conversions shall mean, collectively, (a) the conversion of TDY Industries, Inc., a California corporation, into a California limited liability company; and (b) the conversion of Oregon Metallurgical Corporation, an Oregon corporation, into an Oregon limited liability company.

3. Section 7.1.1 of the Credit Agreement is hereby amended by inserting the following phrase at the end of such Section:

and except that the Reorganization Conversions shall be permitted.

4. Section 7.2.4(iii) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:

(iii) any sale, transfer or lease of assets by any Loan Party (or by any Domestic Subsidiary that is wholly owned, directly or indirectly, by one or more Loan Parties) to any other Loan Party;

5. The provisions of Sections 2 through 4 of this Fourth Amendment shall not become effective until the Administrative Agent has received the following items, each in form and substance acceptable to the Administrative Agent and its counsel:

(a) this Fourth Amendment, duly executed by each of the Loan Parties and the Required Lenders;

(b) payment of all fees and expenses owed to the Lenders, the Administrative Agent, and the Administrative Agent’s counsel in connection with this Fourth Amendment; and

(c) such other documents as may be reasonably requested by the Administrative Agent.

6. Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement.

7. Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which at any time has secured the Obligations including, without limitation, the Guaranty Agreements, hereby continues to secure the Obligations.

8. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent that (i) such Loan Party has the legal power and authority to execute and deliver this Fourth Amendment, (ii) the officers of such Loan Party executing this Fourth Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof, (iii) the execution and delivery hereof by such Loan

Party and the performance and observance by such Loan Party of the provisions hereof and of the Credit Agreement and all documents executed or to be executed in connection herewith or therewith, do not violate or conflict with the organizational agreements of such Loan Party or any law applicable to such Loan Party or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against such Loan Party, and (iv) this Fourth Amendment, the Credit Agreement and the documents executed or to be executed by such Loan Party in connection herewith or therewith constitute valid and binding obligations of such Loan Party in every respect, enforceable in accordance with their respective terms.

9. Each Loan Party represents and warrants that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Fourth Amendment or the performance or observance of any provision hereof, (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified or updated in writing in accordance with the Credit Agreement, and (iii) it presently has no known claims or actions of any kind at law or in equity against any Lender or the Administrative Agent arising out of or in any way relating to the Credit Agreement or the other Loan Documents.

10. Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

11. The agreements contained in this Fourth Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Fourth Amendment amends the Credit Agreement and is not a novation thereof.

12. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

13. This Fourth Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each Loan Party hereby consents to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising out of or mentioning this Fourth Amendment.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Fourth Amendment to be duly executed by their duly authorized officers the day and year first above written.

BORROWERS:

WITNESS:	ATI FUNDING CORPORATION

/s/ M. P. Earnest	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS:	TDY HOLDINGS, LLC

/s/ M. P. Earnest	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

GUARANTORS:

WITNESS:	ALLEGHENY TECHNOLOGIES INCORPORATED

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Executive Vice President

WITNESS:	OREGON METALLURGICAL CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	ALLEGHENY LUDLUM CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Executive Vice President

WITNESS:	ATI PROPERTIES, INC.

/s/ M. P. Earnest	By:	/s/ Patrick J. Viccaro
	Name:	Patrick J. Viccaro
	Title:	Vice President

WITNESS:	TDY INDUSTRIES, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	ALC FUNDING CORPORATION

/s/ M. P. Earnest	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS:	JEWEL ACQUISITION, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	JESSOP STEEL, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	INTERNATIONAL HEARTH MELTING, LLC

	By:	OREGON METALLURGICAL CORPORATION, its Sole Manager

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	ATI PRECISION FINISHING, LLC (formerly known as “ROME METALS, LLC”)

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	Executive Vice President

WITNESS:	TI OREGON, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	TITANIUM WIRE CORPORATION

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	ATI CANADA HOLDINGS, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	ALLEGHENY TECHNOLOGIES INTERNATIONAL, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	AII INVESTMENT CORP.

/s/ M. P. Earnest	By:	/s/ Rose Marie Manley
	Name:	Rose Marie Manley
	Title:	President

WITNESS:	ENVIRONMENTAL, INC.

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	AII ACQUISITION, LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

WITNESS:	ATI TITANIUM LLC

/s/ M. P. Earnest	By:	/s/ Dale G. Reid
	Name:	Dale G. Reid
	Title:	President

AGENTS AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Susan J. Dimmick
Name:	Susan J. Dimmick
Title:	Senior Vice President

CITIBANK, N.A., as a Lender and as Co-Syndication Agent

By:	/s/ Raymond G. Dunning
Name:	Raymond G. Dunning
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and as Co-Syndication Agent

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

BANK OF AMERICA N.A., for itself, as a Lender and as Co-Documentation Agent, and as successor by merger to LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ James B. Meanor II
Name:	James B. Meanor II
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender and as Co-Documentation Agent

By:	/s/ Joanne Nasuti
Name:	Joanne Nasuti
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender and as a Co-Managing Agent

By:	/s/ Alain Doust
Name:	Alain Doust
Title:	Director

By:	/s/ Rahul Parmar
Name:	Rahul Parmar
Title:	Associate

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Managing Agent

By:	/s/ James Travagline
Name:	James Travagline
Title:	Director

THE BANK OF NEW YORK, as a Lender and as Co-Managing Agent

By:	/s/ William M. Feathers
Name:	William M. Feathers
Title:	Vice President

MORGAN STANLEY BANK, as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher S. Helmeci
Name:	Christopher S. Helmeci
Title:	Senior Relationship Manager